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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           May 14, 2001 (May 11, 2001)
                      -------------------------------------


                      Healthcare Realty Trust Incorporated
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Maryland                       1-11852                      62-1507028
--------------------        -------------------------        ---------------
   (State or Other              (Commission File               (I.R.S. Employer
   Jurisdiction of                   Number)                    Identification
   Incorporation)                                                   Number)


              3310 West End Avenue
                    Suite 700
              Nashville, Tennessee                                  37203
    ----------------------------------------------                ----------
       (Address of Principal Executive Offices)                   (Zip Code)



                                 (615) 269-9175
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         On May 11, 2001, Healthcare Realty Trust Incorporated announced the sale of $300 million principal amount of unsecured 8.125% Senior Notes due May 1, 2011 through underwriters led by Banc of America Securities LLC and UBS Warburg. The notes are rated Baa3 by Moody's, BBB- by Standard & Poor's and BBB by Fitch. The proceeds will be used to repay in full outstanding borrowings under the Company's unsecured credit facility and for general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

        Exhibit No.                      Description
        -----------                      -----------
            25.    Form T-1 Statement of Eligibility and Qualification under
                   the Trust Indenture Act of 1939, as amended, of First Union
                   National Bank, pertaining to the Company's 8.125% Senior
                   Notes due May 1, 2011.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEALTHCARE REALTY TRUST INCORPORATED


                                    By:           /s/ Roger O. West
                                       ---------------------------------------
                                            Roger O. West,
                                            Senior Vice President -
                                            Acquisitions and General Counsel



Date:  May 14, 2001







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